UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 4, 2021

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Ulster Street, Suite 1225 Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 2 to Bylaws

Effective November 4, 2021, the Board of Directors approved amendments (“Amendment No. 2”) to provisions of the By-Law No.1 of the Corporation, effective November 5, 2017, as previously amended by Amendment No. 1 on September 2, 2021 (as previously amended, the “Bylaws”). The amendment was made to clarify the voting standards for the Company’s election of directors and at its annual meetings. Amendment No. 2 to the Bylaws amended the following:

Section 3.4.1 of the Bylaws was amended to add a statement that the election of directors requires a plurality of the votes cast at the meeting of the shareholders.

Section 10.15 of the Bylaws was amended to clarify that questions before the shareholders other than the election of directors will be determined by a majority of the votes cast on such matter by holders of voting stock present in person or by proxy at the meeting and entitled to vote on such matter.

Additionally, Section 10.15 of the Bylaws was amended to add a provision clarifying the voting standard for matters requiring the separate vote of a certain class of voting stock to state that where a separate vote by a class or classes, present in person or represented by proxy, shall constitute a quorum entitled to vote on that matter, the affirmative vote of the majority of the votes cast by holders of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Finally, Section 10.15 of the Bylaws was amended by adding a provision that clarifies that abstentions and broker non-votes on a matter, while present at a meeting for quorum purposes, are not counted as votes “cast” on such matters.

The description contained herein of the Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2 to the Bylaws, a copy of which is attached to this report as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01  Exhibits

Exhibit No.Name

3.1Amendment No. 2 to the Bylaws

104Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: November 9, 2021	By:	/s/ John Price
	Name:	John Price
	Title:	Chief Financial Officer